Exhibit 99.1
Richard Harshman Executive Vice President, Finance and Chief Financial Officer November 13, 2007

This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company's filings with the Securities and Exchange Commission, including its Report on Form 10-K for the year ended December 31, 2006.

9 Months Sales $4.18 Billion Net Income $598 Million Segment Operating Profit $1.022 Billion Earnings Per Share $5.81 ATI September 30, 2007 YTD Results 9 Months 2007 Compared to Same Period Last Year: Sales 18% Higher Net Income 46% Higher Segment Operating Profit 34% Higher Earnings Per Share 45% Higher

ATI September 30, 2007 YTD Results Return on Capital Employed of 34.9% Return on Stockholders' Equity of 45.8% Cash on Hand was $664 Million Dec. 31, 2003 Dec. 31, 2004 Dec. 31, 2005 Dec. 31, 2006 Sept. 30, 2007 East 80 251 363 502 664 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Cash and Cash Equivalents (Millions)

$500 million share repurchase authorization 40% dividend increase Third consecutive year of significant increase $100 million voluntary pension contribution in Q4 2007 Maintains the plan's healthy funding position Cumulative voluntary contribution since 2004 = $350 million Continuing to Provide Value to Our Stockholders Announced November 1, 2007

9 Mos. 2007 Titanium alloys and nickel-based/specialty alloys 45% Precision-Rolled and Engineered strip 12% Tungsten Materials 5% Grain-oriented silicon electrical and tool steel 5% Exotic alloys 4% Total high-value products 71% Stainless sheet 11% Specialty stainless sheet 10% Stainless plate 5% Cast and forged products 3% Total standard products 29% ATI's Specialty Metals Products

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Titanium Mill Shipments 155 156 139 157 179 146 151 189 219 234 264 288 303 305 335 339 385 408 423 Allvac Core Markets 114 130 140 164 181 187 188 207 209 252 274 288 Allvac 23 18 17 21 18 14 15 23 27 32 37 48 51 52 57 58 71 77 81 86+ Million lbs. GROWTH Source: USGS, JTS, Industry Public Information and ATI World Titanium Industry - All Markets Examples of Titanium/Airframe (lbs.) Boeing 737 20,000 747 90,000 777 120,000 787 250,000 Airbus A320 25,000 A330 37,000 A340 50,000 A380 150,000 Military F-15 50,000 F-22 100,000 A400M 80,000 JSF 80,000 Source: Industry estimates Includes: Aerospace and defense, industrial, medical, and consumer markets

Industrial Titanium Market by Product 2005 2006 2007 2008 2009 2010 Sheet/Tube 48276 51675 57467 59191 61077 62796 Plate 28793 24440 25071 25824 26649 27398 Seamless Tube 5063 5594 5905 6081 6275 6451 Bar/Billet/Misc 12640 24738 25178 25934 26761 27515 000 Pounds Non-aerospace, Non-defense, Non-medical 8 ATI supplies this market primarily through our Flat-Rolled Products segment and conversion for our Uniti titanium JV. Tube Plate Forecast

Industrial Titanium Markets and Drivers Chemical Processing, Oil & Gas Materials and Mining Marine Transportation Desalination Cooling with saltwater Global demand is solid Raw material is less volatile End-use markets and applications: Photo courtesy: Alfa Laval Plate frame heat exchanger

Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/7/2007 12/7/2007 304/304L 0.1351 0.177 0.2055 0.2754 0.4698 0.5291 0.5101 0.5648 0.5801 0.6265 0.5956 0.5313 0.4792 0.5118 0.5544 0.5736 0.5656 0.7098 0.8546 0.8444 1.0952 1.2571 1.2285 1.3369 1.3141 1.4106 1.5248 1.7421 2.0128 2.2098 2.2838 1.8926 1.5329 1.27 1.36 1.46 201 0.0591 0.0808 0.0989 0.1324 0.2347 0.3063 0.3239 0.3577 0.3498 0.3408 0.337 0.3345 0.3189 0.3305 0.351 0.3606 0.3546 0.4375 0.5201 0.5246 0.6617 0.7402 0.7218 0.7741 0.7591 0.805 0.8784 1.0079 1.1733 1.2887 1.3315 1.1707 0.9783 0.82 0.88 0.9469 ATI Perspective on US Stainless Market Type 304 $1.46/lb Type 201 $0.95/lb. Difference $0.51/lb. December Surcharge Surcharge/pound *July YTD Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/7/2007 12/7/2007 Domestic Consumption 0.1351 0.177 0.2055 0.2754 0.4698 0.5291 0.5101 0.5648 0.5801 0.6265 0.5956 0.5313 459 464 486 464 399 402 0.8546 0.8444 1.0952 1.2571 1.2285 1.3369 1.3141 1.4106 1.5248 1.7421 2.0128 2.2098 2.2838 1.8926 1.5329 1.27 1.36 1.46 201 0.0591 0.0808 0.0989 0.1324 0.2347 0.3063 0.3239 0.3577 0.3498 0.3408 0.337 0.3345 0.3189 0.3305 0.351 0.3606 0.3546 0.4375 0.5201 0.5246 0.6617 0.7402 0.7218 0.7741 0.7591 0.805 0.8784 1.0079 1.1733 1.2887 1.3315 1.1707 0.9783 0.82 0.88 0.9469 2006 +13% 2007* -15% US Consumption of Stainless Sheet & Strip 000 Tons Source: SSINA ATI targets 300,000 to 350,000 tons annually for a base load in a 1.8 million ton US market and a 20 million+ ton global market. 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 MSCI 4.2 4.1 4 3.8 3.4 4 4.4 4 4.3 5 4.9 5 4.9 4.6 4.2 4.3 4.2 4.1 4.2 4 3.2 201 0.0591 0.0808 0.0989 0.1324 0.2347 0.3063 0.3239 0.3577 0.3498 0.3408 0.337 0.3345 0.3189 0.3305 0.351 0.3606 0.3546 0.4375 0.5201 0.5246 0.6617 US Service Center Inventories Stainless All Shapes 3.2 months Months Supply (SA) (SA: Seasonally Adjusted) Source: MSCI

ATI Global Diversified Markets (9 mos. 2007) A&D CPI Electrical Medical Auto Appliance Construction Transportation Electronics Mahine Other East 30 25 13 3 7 5 4 4 3 2 4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 CPI Oil & Gas 25% Electrical Energy 13% Machine and Cutting Tools 2% Automotive 7% Food Equipment and Appliances 5% Aerospace & Defense 30% Transportation 4% Construction & Mining 4% Medical 3% 70%+ of 9 months 2007 sales are from global aerospace & defense, medical, and infrastructure markets Conversion & Other 4% Electronics 3% Percentage of Sales

Segment Sales and Operating Profit (9 mos. 2007) A&D CPI Electrical Medical Other East 73 11 6 5 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 High Performance Metals Sales: $1.56 Billion Operating Profit: $541.9 Million, or 34.8% of Sales Flat-Rolled Products Sales: $2.3 Billion Operating Profit: $449.5 Million, or 19.6% of Sales A&D CPI Electrical Medical Other Auto Appliance Construction Electronics Transportation Machine East 4 34 19 1 7 13 9 6 4 4 2 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Aerospace & Defense 73% CPI Oil & Gas 11% Electrical Energy Medical 5% Other 5% 6% CPI Oil & Gas 34% Electrical Energy 19% Other 7% Automotive 13% Food Equipment and Appliances 9% Aerospace & Defense 4% Construction & Mining 6% Transportation 4% Electronics 4% 57% from A & D and infrastructure markets Percentage of Sales 90% from A & D and infrastructure markets

Aerospace & Defense 30% of YTD 2007 Sales

- A world leader in the production of premium titanium alloys, nickel- and cobalt- based alloys and superalloys, and vacuum-melted specialty alloys for commercial and military jet engines – OEM and spare parts
- Titanium alloys, vacuum-melted specialty alloys and high-strength stainless alloys for commercial and defense airframe components
- Tungsten materials for cutting tools and counterbalance weights for aircraft


Nickel-based
Superalloys
Premium Titanium Alloys



Emerging Technologies

Allvac® 718 Plus® alloy for jet engine applications

ATI 425® titanium cold rollable alloy for airframe applications

Allvac® 1014 alloy for jet engine shafts in the latest engines

Unsurpassed Global Supplier

YTD = 9 mos. 2007

November 2007

13

Global Fleet Development 2006 2026 3rd Qtr 4th Qtr East 18200 7800 90 20.4 West 0 10400 34.6 31.6 North 0 18200 45 43.9 18,200 36,400 7,800 Retained Fleet 10,400 New Airplanes Replacing Old 18,200 New Airplanes for Growth 28,600 New Airplanes Market Forecast Source: The Boeing Company 2007 Current Market Outlook Jet Engines and Spare Parts Impact to ATI Growth Opportunities: Jet Engines and Spare Parts Titanium Content of Airframes

Aerospace & Defense Emerging Trends

Reduce processing time and waste in making parts

- New innovative alloys
- Rolling to near-net-shape
- More productive cutting tools



Custom Rolled Shapes

ATI 425® Titanium Alloy

An innovative high-strength titanium cold-rollable alloy

718 Plus

A new nickel-based superalloy that offers turbine manufacturers better machinability



Titanium Plate



High-Feed Cutter

November 2007

15

Chemical Process Industry Wide range of alloys and technical service to meet most corrosion environments Zirconium products for sulfuric, nitric, acetic, and formic acids and urea processing Oil & Gas Wide variety of corrosion resistant alloys for offshore and oil sands applications Stainless alloys for ethanol and LNG applications Tungsten products for drill bits. Our diamond matrix materials are often required to enable faster drilling and longer drill bit life CPI/Oil & Gas 25% of YTD 2007 Sales Image courtesy of Statoil Emerging Technologies YTD = 9 mos. 2007

Electrical Energy 13% of 2007 YTD Sales Power Generation Leading supplier of alloys for coal, natural gas, and nuclear energy applications Producer of large castings for wind energy applications Pollution Control Leading supplier of a variety of corrosion resistant alloys for FGD scrubbers Power Distribution One of two domestic producers of grain-oriented silicon electrical steel for global power distribution and power generation transformers FGD Unit Emerging Technologies Patented large diameter superalloy ingots for gas turbine components Niobium-titanium, niobium alloys and vanadium alloys for magnetic confinement of high-temperature plasma in fusion reactors YTD = 9 mos. 2007

Industrialization of China, India, & Middle East Increasing demand in other developing nations Growing world population Global GDP Upgrade to US infrastructure Environmental concerns Electrical Energy Market World Electricity Demand Forecast (Source: Department of Energy, Energy Information Administration) Emerging Markets Industrialized Nations Wind turbine hub Natural gas turbine Power Demand Key Drivers

Source: NRC, Industry Sources, Nucleonics Week US: 27 Applications in the next two years Canada: 2 reactors planned, 6 proposed Asia: 27 reactors coming on-line by 2015 China: 30 reactors coming on-line by 2020 Russia: 26 reactors by 2016, 60 by 2027 India: 20 reactors by 2020, currently 7 under construction Growth in Nuclear Energy

Medical 3% of YTD 2007 Sales Medical 3% of YTD 2007 Sales Medical 3% of YTD 2007 Sales Titanium alloys, cobalt-based alloys, and zirconinum-niobium alloys for implants, medical equipment, and surgical tools Nickel-titanium for arterial stents and catheter guide wire Niobium-titanium alloy for superconducting magnets to power MRI imaging equipment Tungsten products for MRI shielding applications Tungsten for diagnostic isotope and dose shielding Emerging Technologies Titanium alloy seamless tubing for bone nails and screws Boutique alloys designed to meet unique demands for biomedical applications, such as spinal implants and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires and pacemaker lead wires Knee Stent MRI YTD = 9 mos. 2007

Strategic Investments... So Far Albany, OR Albany, OR Rowley, UT Forging Capacity 2006 2007 2008 2009 Planned completion year Press forge Rotary forge Plate finishing expansion VAR/ESR 8 million lbs capacity Ti sponge 8 million lbs capacity Ti sponge 24 million lbs capacity Ti sponge start up 2008 Specialty Plate Nickel-based Alloy 20% melt capacity expansion PAM IV PAM III Investing for our future - $925 million of strategic capital projects Albany, OR 6 million lbs capacity Ti sponge bringing total to 22 million lbs

Strategic Investments - Updates 6 million lbs capacity increase of Ti sponge bringing total Albany capacity to 22 million lbs Albany, OR 24 million lbs capacity Ti sponge start up 2008 Rowley, UT Artist rendering

Strategic Investments - Updates Forging capacity increase Bakers, NC Bakers, NC Annealing Furnace and Quench Foundations Leveler Pit and Foundation Washington, PA Specialty plate capacity increase

Demonstrated 4-year track record of profitable growth Diversified, technology-driven high-value products Well-positioned in global aerospace & defense and infrastructure markets Self-funded strategic capital investments Strong balance sheet $500 million share repurchase program Summary